Exhibit 8.1

Exhibit 8.1

BHP Billiton Limited Companies

BHP Billiton Limited

BHP Asia Pacific Nickel Pty Ltd

PT Gag Nikel

BHP Billiton China Limited

County Shipping Company Limited

Bulkers Limited

BHP Billiton Diamonds Australia Pty Ltd

BHP Billiton Employee Plan Pty Ltd

BHP Billiton Executive Services Company Pty Ltd

BHP Billiton Finance (USA) Limited

BHP Billiton Finance Limited

BHP Finance (USA) Inc (In Liquidation)

BHP Finance Investments (I) Pty Ltd (In Liquidation)

BHP Billiton Innovation Pty Ltd

BHP Billiton Investment Holdings Limited

BHP Billiton Petroleum Limited

BHP Minerals Europe Limited

BHP Venezuela DRI Limited

BHP Billiton Iron Ore Pty Limited

BHP Billiton Japan Pty Ltd (In Liquidation)

BHP Billiton Marine & General Insurances Pty Ltd

Transition Benefits Fund Pty Ltd (In Liquidation)

BHP Billiton Named Corporation

BHP Billiton Petroleum International Pty Ltd

BHP Billiton (Trinidad) Holdings Limited

BHP Billiton Limited Companies

BHP Billiton (Trinidad-3A) Limited

BHP Billiton Petroleum (Australia) Pty Ltd

BHP Billiton Petroleum (Bass Strait) Pty Ltd

BHP Billiton Petroleum (International Exploration) Pty Ltd

BHP Billiton Petroleum (North West Shelf) Pty Ltd

BHP Billiton Minerals Pty Ltd

BHP Iron Ore (Jimblebar) Pty Ltd

BHP Iron Pty Limited

Dampier Coal (Queensland) Pty Limited

BHP Mitsui Coal Pty Limited

Pilbara Gas Pty Limited

BHP Coal Pty Limited

Hay Point Services Pty Limited

Broadmeadow Mines Services Pty Limited

BHP Petroleum (Ashmore Operations) Pty Ltd

BHP Petroleum (Tankers) Limited

BHP Petroleum (Tankers) Limited—Australian Branch

BHP Billiton Petroleum (Pipelines Investments) Pty Ltd

BHP Billiton Petroleum (Victoria) Pty Ltd

BHP Billiton Petroleum Pty Ltd

BHP Billiton Petroleum Trading and Marketing (Asia) Pte Limited

BHP Billiton Petroleum Trading and Marketing Pty Ltd

BHP Group Resources Pty Limited

BHP Petroleum (Argentina) SA

BHP Petroleum (Cambodia) Pty Ltd

BHP Billiton Limited Companies

BHP Petroleum (Pakistan) Pty Ltd

BHP Petroleum (U.K.) Limited

BHP Petroleum India Private Limited

BHP Billiton Petroleum Investments (Great Britain) Pty Ltd

BHP Billiton Petroleum Great Britain Limited

BHP Billiton Finance GB Limited

BHP Petroleum North Sea Limited

BHP Billiton PNG Services Limited

BHP Billiton Shared Business Services Pty Ltd

BHP Capital No. 20 Pty Ltd

BHP Coal Holdings Pty Ltd

Illawarra Coal Holdings Pty Ltd

Dendrobium Coal Pty Ltd

Endeavour Coal Pty Ltd

Illawarra Services Pty Ltd

BHP Development Finance Pty Ltd

BHP Financial Services (UK) Limited

Eloff Mining Company (Pty) Limited

BHP Holdings (USA) Inc.

BHP Adhill Inc.

BHP Holdings (International) Inc.

BHP (USA) Investments Inc.

BHP Billiton Boliviana de Petroleo Inc

BHP Minerals International Inc.

BHP Billition Brasil Ltda

BHP Billiton Limited Companies

BHP International Participacoes Ltda

BHP Minerals Exploration Inc.

Kendilo Coal Inc.

PT BHP Kendilo Coal Indonesia

BHP Operations Inc.

BHP Finance (Investments) USA Inc.

BHP Holdings (Operations) Inc.

BHP Billiton Petroleum (Americas) Inc

BHP Billiton Brasil Investimentos Ltda

BHP Billiton Petroleum (GOM) Inc

BHP Billiton Petroleum Trading and Marketing Inc

BHP Chile Inc.

BHP Hawaii Inc

P R I Eastern Limited

BHP Minerals Ghana Inc.

BHP Minerals International Exploration Inc.

BHP Empreendimentos Minerais Ltda

BHP Madagascar SARL

BHP Madencilik Limited Sirketi

Minera BHP Billiton, S.A. de C.V.

BHP Minerals Pacific Inc.

BHP Minerals Service Company

BHP Minerals Sulawesi Inc.

PT Gorontalo Minerals

BHP Navajo Coal Company

BHP Billiton Limited Companies

BHP Petroleum (Exploration) Inc

BHP Venezuela Inc

Chaco Valley Energy LLC

Hamilton Brothers Petroleum Corporation

Hamilton Brothers Corporation

Southeastern Petroleum Sales Corporation

Hamilton Brothers Exploration Company

The Norwegian Oil Corporation (DNO-U.S)

San Juan Coal Company

San Juan Transportation Company

BHP Transport and Logistics (USA) Inc.

Fathom Management Corporation

BHP Finance (International) Inc.

BHP Holdings International (Investments) Inc.

BHP Escondida Inc.

Minera Escondida Ltda

BHP International Finance Corp.

Marcona International, S.A.

BHP Minerals Asia Inc.

Hamilton Oil Company Inc.

BHP Petroleum (U.K.) Corporation

BHP Peru Holdings Inc.

BHP Canadian Diamonds Company

Dia Met Minerals (Africa) Limited

Global BHP Copper Ltd.

BHP Billiton Limited Companies

BHP Billiton Tintaya SA

BHP Minerals Holdings Pty Ltd

BHP Billiton CBM Investments Pty Ltd

BHP Billiton Diamonds Inc.

BHP Billiton (Trinidad—2AB) Limited

BHP Billiton (Trinidad—2C) Limited

BHP Billiton Diamonds (Belgium) N.V.

BHP Billiton Petroleum (Angola 21) Inc.

BHP Billiton Petroleum (Angola 22) Inc.

BHP Billiton World Exploration Inc

BHP Billiton Diamonds (Eurasia)

BHP Petroleum (Trinidad-East Coast) Inc.

BHP Petroleum (Otiti) Inc.

BHP Petroleum (Tolo) Inc.

Point Lake Marketing Inc.

BHP Billiton Direct Reduced Iron Pty Limited

BHP Billiton Nickel Nouvelle Caledonie SAS

BHP Khanij Anveshana Pvt Limited

BHP Minerals Asia Pacific Pty Ltd

BHP Minerals India Pvt Limited

PT Juloi Coal

PT Kalteng Coal

PT Lahai Coal

PT Maruwai Coal

PT Pari Coal

BHP Billiton Limited Companies

PT Ratah Coal

PT Sumber Barito Coal

UMAL Consolidated Pty Limited

BHP Minerals Norway Pty Ltd (In Liquidation)

Groote Eylandt Manganese Sales Pty Ltd (In Liquidation)

BHP Queensland Coal Limited—Australian Branch

BHP Queensland Coal Investments Pty Limited

BHP Refractories Pty Ltd

BHP Resources Inc.

BHP Holdings (Resources) Inc.

BHP Billiton Capital Inc.

BHP Billiton LNG International Inc.

BHP Billiton Petroleum (Deepwater) Inc

BHP Copper Inc.

IPS USA, Inc.

San Manuel Arizona Railroad Company

BHP Mineral Resources Inc.

Broken Hill Proprietary (USA) Inc.

BHP Billiton Marketing Inc.

BHP Titanium Minerals Pty Ltd

Nanegai Holdings Pty Ltd (In Liquidation)

BHPB Freight Pty Ltd

BHP Transport and Logistics (Malaysia) Sdn Bhd (In Liquidation)

BHP Transport and Logistics (S.E. Asia) Pte Limited (In Liquidation)

Keithen Limited (In Liquidation)

¦

BHP Billiton Limited Companies

Pacific Liner Services Pty Ltd

Tavela Pty Ltd (In Liquidation)

The Broken Hill Proprietary Company Pty Ltd

Beswick Pty Ltd

BHP Billiton Group Operations Pty Ltd

BHP Billiton Marketing Investments ApS

Billiton Marketing Holding B.V.

BHP Billiton International Trading (Shanghai) Co., Ltd.

BHP Billiton Japan Limited

BHP Billiton Korea Co., Ltd.

BHP Billiton Marketing AG

BHP Billiton Marketing Asia Pte Ltd.

BHP Billiton Marketing B.V.

BHP Billiton Marketing Services India Pvt Ltd.

BHP Billiton Metall GmbH

BHP Billiton Raw Materials B.V.

Billiton Investment 12 B.V.

Samancor AG

Samfrance Investments Ltd

Billiton Marketing France SARL

Billiton Marketing SAR (Hong Kong) Ltd

Billiton Taiwan Limited

BM Alliance Marketing Pte Ltd

BMA Japan KK

BHP Nominees Investments No 3 Pty Ltd (In Liquidation)

BHP Billiton Limited Companies

BHP Nominees Investments No. 1 Pty Ltd (In Liquidation)

BHP Nominees Investments No. 2 Pty Ltd (In Liquidation)

BHP Venture Investments Pty Ltd

BHP Investments (Europe) Limited (In Liquidation)

PT BHP Billiton Indonesia

The World Marine & General Insurance Plc

NHP Billiton Plc Companies

BHP Billiton Plc

BHP Billiton Group Limited

BHP Billiton (UK) Limited

BHP Billiton Aluminium Limited

BHP Billiton Escom Diamonds Limited

BHP Billiton International Development Limited

BHP Billiton International Services Limited

Billiton Executive Pension Scheme Trustee Limited

BHP Billiton South African Finance

Billiton International Nickel Limited

Billiton Marketing and Trading (UK) Limited (In liquidation)

Elyplac Limited

Uniholdings Limited (In liquidation)

Sunrise Diamonds Limited

BHP Billiton UK Holdings Limited

BHP Billiton Holdings Limited

BHP Billiton (RA) Limited

BHP Billiton Company B.V.

BHP Billiton Finance (USA) B.V.

BHP Billiton Finance B.V.

1338768 Ontario Inc.

1342077 Ontario Inc.

BHP Billiton Holdings B.V.

Billiton Investment 2 B.V.

BHP Billiton Victoria Limited

BHP Billiton SA Investments Limited

BHP Billiton SA Holdings Limited

African Metals Limited

Samancor Limited

Advalloy (Proprietary) Limited

Auvernier Limited

Batlhako Ferrochrome (Proprietary) Limited

Batlhako Mining Limited

Bophuthatswana Chrome Company (Proprietary) Limited

Braklands Properties (Proprietary) Limited

Chemfos Limited

Crometals (Proprietary) Limited

Danjan (Proprietary) Limited

Electrolytic Metal Corporation (Proprietary) Limited

Executive Jet (Proprietary) Limited

Executive Wings (Proprietary) Limited

F A H Information Services (Proprietary) Limited

Henry Gould (Proprietary) Limited

Manganese Metal Company (Proprietary) Limited

Tonmet AG

Manganore Iron Mining Limited

Marico Chrome Corporation (Proprietary) Limited

Middelburg Steel and Alloys (Proprietary) Limited

Middelburg Technochrome (Proprietary) Limited

Middelplaats Manganese Limited

NST Ferrochrome (Proprietary) Limited

Poschrome (Proprietary) Limited

Samancor Management Services (Pty.) Ltd.

SMM Holdings Limited

South African Manganese (Proprietary) Limited

Terra Nominees (Proprietary) Limited

Waterkloof Chrome Mines (Proprietary) Limited

NHP Billiton Plc Companies

BHP Billiton Aluminium Projects (Pty) Ltd

BHP Billiton Raw Materials Limited

BHP Billiton SA Limited

Billiton Aluminium SA (Proprietary) Limited

Billiton Coal SA Limited

Emaswati Holding Company (Pty) Limited (In liquidation)

Emaswati Holding Company (Pty) Limited (In liquidation)

Matola Exporters Committee (Pty) Limited

Gengro Limited

Africair (Zimbabwe) Limited

Astra Explorations & Mining Company (Proprietary) Limited

BHP Billiton Aviation (Pty) Ltd

BHP Billiton Properties (Proprietary) Limited

Birdswood Estates (Proprietary) Limited

Consolidated Nominees (Proprietary) Limited

Donkerpoort Iron Limited

Esidulini (Proprietary) Limited

Soul of Africa Game Lodges (Proprietary) Limited

Fedswa Prospekteerders (Eiendoms) Beperk

Kenilworth Estates (PVT) Limited

Marble Lime & Associated Industries (Pvt) Limited

Plettenberg Bay Estates Limited

Richigata (Eiendoms) Beperk

Romsley Estates (Pvt) Limited

T-Project Holdings (Proprietary) Limited

Tarrus (Proprietary) Limited

Transkei Granite Holdings (Proprietary) Limited

Transkei Pioneer Mining Company (Proprietary) Limited

Union Corporation Prospecting Zimbabwe (Private) Limited

Union Corporation Zimbabwe (Private) Limited

Donnington Mining Company (PVT) Limited

Zimbabwe Strathmore Explorations Limited

Zimbabwe Strathmore Investments Limited

Hillside Aluminium Limited

Lime Technologies (Pty) Limited

Ingwe Collieries Limited

Baniettor Mining Limited

Colliery Officials Training Centre (Proprietary) Limited

D&H Coal (Proprietary) Limited

Savage & Lovemore Mining (Proprietary) Limited

Douglas Colliery Limited

Douglas Colliery Services Limited

Duvha Opencast Services (Proprietary) Limited

Ermelo Mines Services (Proprietary) Limited

Federale Prospekteerders (Eiendoms) Beperk

Free State Farmers Mutual Exploration and Mining Corporation (Pty) Limited

Ingwe Housing Association

Ingwe Surface Holdings Limited

Kangwane Anthracite (Proprietary) Limited

Lehlaka Property Development (Pty) Ltd

Manhattan Syndicate Limited

McAlpine S.A. Limited

Middelburg Mine Services (Proprietary) Limited

Moretele Coal Company (Proprietary) Limited

Pienaarsrivier Mynboumaatskappy Beperk

Rietspruit Mine Services (Pty) Limited

Roedtan Mining Company Limited

NHP Billiton Plc Companies

Settlers Mynboumaatskappy Beperk

Transvaal and Delgoa Bay Investment Company Limited

Kganya Gen (Proprietary) Limited

Main Street 58 (Proprietary) Limited

Pering Mine Services Holdings (Proprietary) Limited

Pering Mine (Proprietary) Limited

BHP Billiton South Africa (Jersey) Limited

Billiton Brasil Holdings B.V.

BHP Billiton Brazilian Aluminium

Billiton Aluminium Holdings B.V.

BHP Billiton Metais SA

Araguaia Participacacoes

Billiton Coal Australia Holdings B.V.

Billiton Coal Australia Pty Limited

Coal Mines Australia Limited

Hunter Valley Energy Coal Limited

Coal Operations Australia Pty Limited

Mt Arthur Coal Pty Limited

BCC Nominees Pty Ltd (In liquidation)

Ravensworth Coal Terminal Pty Limited

The Wallarah Coal Company Pty Limited

Wyong Coal Pty Limited

Wyong Coal Sales Pty Limited

Billiton Development B.V.

Assurantiekantoor Interore B.V.

BHP Billiton Ghana B.V.

Billiton Argentina B.V.

Billiton Chile B.V.

Billiton China Holdings B.V.

Billiton China Projects B.V. (In liquidation

Billiton Development (Zambia) Limited

Billiton Development Far East B.V.

Billiton E & D 13 B.V. (In liquidation)

Billiton E & D 14 B.V.

Billiton E & D 3 B.V.

Billiton Exploration and Mining Indonesia B.V.

PT Billiton Indonesia

Billiton Exploration and Mining Peru B.V.

Compania Minera Urumalqui S.A.

Billiton Exploration Australia Pty Limited

Billiton Guinea B.V.

Billiton Indonesia Holdings B.V.

Billiton Ireland Resources B.V. (In liquidation)

Billiton Tanzania Limited

Compania Minera Los Naranjos S.A.

Compania Minera Rio Quieto B.V.

Gatro Canada B.V.

Gatro South America Holdings Limited

Juloi Holdings Limited

Maruwai Holdings Limited

Billiton Investment 1 B.V.

Billiton Investment 14 B.V.

Billiton Investment 7 B.V.

Billiton Australia Finance Pty Ltd

Billiton Investment 9 B.V.

Sociedad Minera La Granja S.A.

Billiton Manganese Holdings B.V.

NHP Billiton Plc Companies

Billiton Manganese Australia Pty Ltd

Groote Eylandt Mining Company Pty Ltd

Tasmanian Electro Metallurgical Company Pty Ltd

Nippon Manganese Sales Pty Ltd

Billiton Nickel Holdings B.V.

QNI Pty Limited

BHP Billiton SSM Development Pty Ltd

BHP Billiton SSM Technology Pty Limited

Billiton Australia Services Pty Limited (In liquidation)

Cerro Matoso Holdings (BVI) Limited

QNI Employee Share Plan Pty Ltd (In liquidation)

QNI International Pty Ltd

QNI (Nouvelle-Caledonie) SA

Noumea Enterprises S.A.

QNI Philippines Inc

QNI Metals Pty Ltd

QNI Nickel (WA) Pty Limited

Billiton Nickel (Ravensthorpe) Pty Limited

Ravensthorpe Nickel Operations Pty Limited

QNI Resources Pty Ltd

QNI Superannuation Nominees Pty Ltd

Queensland Nickel Joint Venture

Queensland Nickel Pty Ltd

Queensland Nickel Sales Pty Ltd

QNI South America Pty Ltd (In liquidation)

QNI Western Australia Pty Limited

Gard Holdings Limited

Gard Australia Pty Ltd

Minsaco Investments Pty Ltd

Honeybourne Investments Pty Ltd

Billiton Suriname Holdings B.V.

N.V. BHP Billiton Maatschappij Suriname

BHP Billiton International Metals B.V.

BHP Billiton Jersey Limited

Alliance Copper Limited

BHP Billiton (BVI) Limited

Cerro Matoso SA

BHP Billiton Group (BVI) Limited

BHP Billiton International (BVI) Limited (In liquidation)

BHP Billiton Overseas Holdings Limited (In liquidation)

BHP Billiton Services Jersey Limited

Billiton (BSI) Limited

Billiton ESOP Trustee Limited

Chrystal Services Limited

Conicol BVI Limited

Gatro Canada Holdings NV—In liquidation

San Felipe Mining Limited

Sociedade Geral de Mineracao de Mozambique S.A.R.L.

Stein Insurance (Jersey) Company Limited

Stein Insurance Company Limited

Sweet River Investments, Ltd

BHP Billiton Marketing Investments Limited

BHP Billiton South Africa Holdings B.V.

Mine and Smelter Investments (Proprietary) Limited

Richbay Mine Holdings (Proprietary) Limited

Tisand (Pty) Limited

Riversdale Anthracite Colliery (Pty) Ltd

NHP Billiton Plc Companies

Tojan Holding Co (Pty) Ltd

Zululand Titanium (Pty) Ltd

Richbay Smelter Holdings (Proprietary) Limited

Richards Bay Iron & Titanium (Pty) Limited

Billiton Australia Holdings B.V.

Billiton Aluminium Australia Pty Ltd

Billiton Aluminium (Worsley) Pty Ltd

Billiton Australia Investment 3 Pty Ltd

Billiton Aluminium (RAA) Pty Ltd

Boddington Housing Pty Limited

Worsley Alumina Pty Limited

Billiton Chile SA—In liquidation

Billiton Intellectual Property B.V.

Billiton Investment 13 B.V.

Billiton Marketing Investments B.V.

Billiton Investment 15 B.V.

Rio Algom Mining LLC

Billiton Investment 3 B.V.

Billiton Investment 8 B.V.

Billiton Metals Canada Inc.

Billiton Copper Holdings Inc.

Rio Algom Limited

Atlas Steels Company Limited

Compania Minera Riochilex S.A.

Pidgeon Molybdenum Mines Limited

RAL Cayman Inc.

RAL (Barbados) Inc.

Riocerro Inc

Riochile Inc

Compania Minera Cerro Colorado Limitada

RAL Insurance Company Limited

Rio Algom Exploration (Chile) Limitada

Rio Algom Exploration Inc.

Sage Creek Coal Limited

Rio Algom Investments (Chile) Inc

Rio Algom Ireland Limited

Rio Algom Namibia (Proprietary) Limited

Riomexicanex, S.A. de C.V.

Billiton Resources Canada Inc.

Billiton Metals Holdings B.V.

Billiton (RA) B.V.

Billiton Investments Ireland Limited

NAMD Inc. (In liquidation)

Venezuela Aluminium Holding B.V.

Aluminium Consortium Venezuela B.V.

MSI Investments (BVI) Limited

BHP Billiton UK Investments Limited